UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2015

SOLAR WIND ENERGY TOWER INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53035	82-6008752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1997 Annapolis Exchange Pkwy., Suite 300

Annapolis, Maryland 21401

(Address of principal executive offices) (zip code)

(410) 972-4713

(Registrant’s telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 17, 2015, Solar Wind Energy Tower, Inc. (the “Company”) entered into a Fourth Amended Option Agreement (the “Amended Option Agreement”) to the Option Agreement dated April 11, 2014 (“Option Agreement”) with several capital investors, (the “Capital Investors”) and current land owners (the “Land Owners”) (the Land Owners together with the Capital Investors, collectively referred to as the “Equity Investors”).

Pursuant to the terms of the Amended Option Agreement, the Land Owners agreed to invest $600,000 (the “Land Owners Equity”) and defer until closing an additional $450,000 (the “Delayed Option Payment”) in exchange for a 2.67% equity investment in Arizona Green Power LLC (“AGP”, a private company owned by the Company) for the sole purpose of developing an energy tower facility in San Luis, Arizona utilizing the proprietary technology developed by the Company to develop a large downdraft tower capable of creating abundant clean utility scale alternative energy (the “Tower Project”). The equity investment includes any and all cash flows related thereto.

Moreover, pursuant to the terms of the Option Agreement, the Capital Investor has also committed an additional $300,000 in exchange for a 1.33% equity investment in Arizona Green Power LLC and the Tower Project, $50,000 which has been paid and the additional $250,000 conditioned upon the Company and AGP successfully procuring, as determined in the Capital Investors’ sole discretion, $5,000,000 or more in additional equity from investors, or such other additional amount as is necessary for the balance of the required pre-development and development costs of the Tower Project (the “Equity Raise”).

Further, if the Company and AGP close the acquisition of the Property prior to (a) December 1, 2016, the Delayed Option Payment shall be reduced by $200,000 (such that the Delayed Option Payment shall equal $250,000), or (b) July 1, 2016, the Delayed Option Payment shall be reduced by $450,000 (such that the Delayed Option Payment shall equal $0).

The Land Owners have the right to terminate the Amended Option Agreement at any time after July 1, 2016 if the Company and AGP have not completed the Equity Raise prior to July 1, 2016.

Item 8.01. Other Events.

On November 23, 2015 the Company issued a press release disclosing that it entered into the above agreements.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release, dated November 23, 2015

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR WIND ENERGY TOWER INC.

Date: November 23, 2015	By:	/s/ Ronald W. Pickett
	Name:	Ronald W. Pickett
	Title:	CEO, President and Chairman